UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________

FORM 8-K

____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2024

____________________

Rekor Systems, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38338	81-5266334
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6721 Columbia Gateway Drive, Suite 400, Columbia, MD  21046

(Address of Principal Executive Offices)

Registrant's Telephone Number, Including Area Code: (410) 762-0800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	REKR	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed in its Current Report on Form 8-K (“Current Report”) filed with the Securities and Exchange Commission (the “SEC”) on January 18, 2023, in connection with a private placement transaction with certain accredited investors, Rekor Systems, Inc. (the “Company”) issued warrants to purchase up to 6,250,000 shares of Common Stock, par value $0.0001 per share (“Common Stock”), with an exercise price of $2.00 per share (the “January 2023 Warrants”). The January 2023 Warrants were immediately exercisable for cash and were set to expire on January 18, 2028.

On June 20, 2024, the Company entered into a Warrant Exercise Agreement (the “Agreement”) with certain holders of the January 2023 Warrants (each an “Exercising Holder” and collectively, the “Exercising Holders”), pursuant to which the Exercising Holders have agreed to exercise their January 2023 Warrants in-full for cash, in exchange for shares of Common Stock underlying the Warrants (the “Warrant Shares”) for $1.40 per share, reflecting a premium to the last reported trading price per share of $1.36 on The Nasdaq Capital Market on June 20, 2024. In consideration for the Company’s agreement to reduce the exercise price of the January 2023 Warrants by forty percent (40%), the Exercising Holders agreed to a concomitant reduction in the number of shares into which the January 2023 Warrants are exercisable, from 5,250,000 to 3,675,000. The Warrant Shares will be issued to each Exercising Holder upon receipt by the Company of payment in cash of the aggregate exercise price for the Exercising Holder’s January 2023 Warrants.

The Agreement contains customary representations and warranties of the Company and the Exercising Holders. The Company has a material relationship with two of the Exercising Holders, (i) Avon Road Partners, L.P. (“Avon”), and (ii) Arctis Global Master Fund Limited (“Arctis”), an affiliate of Arctis Global, LLC, a 11.6% holder of Common Stock of the Company based on its Schedule 13G filed with the Securities and Exchange Commission on February 14, 2024. Robert A. Berman, Executive Chairman of the Company’s Board of Directors (the “Board”), is the General Partner of Avon. Viraj Mehta, a member of the Company’s Board, is the Chief Investment Officer of Arctis.  Upon receipt by the Company of payment for the Warrant Shares, Avon and Arctis will receive 700,000 and 2,275,000 Warrant Shares, respectively.

The Warrant Shares are not registered under the Securities Act of 1933, as amended (the “Securities Act”), and are being offered pursuant to the exemption provided in Section 4(a)(2) under the Securities Act. In accordance with the terms of the Agreement, the Company has agreed to register Warrant Shares for resale on an effective registration statement to be filed with the SEC within thirty (30) days.  No Warrant Shares may be offering or sold publicly by an Exercising Holder until such registration statement has been filed by the Company and declared effective by the SEC.

The Company will receive aggregate gross proceeds of $5,145,000 from the exercise of the January 2023 Warrants held by the Exercising Holders and will issue an aggregate of 3,675,000 Warrant Shares to the Exercising Holders.  As of the date of this Current Report, the Company has received payment from Exercising Holders for 1,400,000 of the Warrant Shares represented by outstanding January 2023 Warrants, and anticipates receiving payment for the exercise of 2,275,000 additional January 2023 Warrants by the Exercising Holders by July 1, 2024.  Following completion of the transactions described in this Current Report, January 2023 Warrants exercisable for one million (1,000,000) shares of the Company’s Common Stock, the holder of which declined to participate as an Exercising Holder, will remain outstanding with terms as originally issued.

The description of the terms and conditions of the Agreement set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of the Form of Warrant Exercise Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report and incorporated herein by reference.

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Item 3.02 Unregistered Sale of Equity Securities.

The information contained in Item 1.01 of this Current Report in relation to Warrant Shares issuable upon the exercise of the January 2023 Warrants is hereby incorporated by reference into this Item 3.02.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of U.S. federal securities laws. Such forward-looking statements include, but are not limited to, statements regarding the expectations, hopes, beliefs, intentions, plans, prospects or strategies of the Company. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the parties) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Should one or more of these risks or uncertainties materialize, or should any of the assumptions being made prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Form of Warrant Exercise Agreement.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REKOR SYSTEMS, INC.

Date: June 26, 2024	/s/ Eyal Hen
Name: Eyal Hen Title: Chief Financial Officer

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